Offerings - Offering: 1	Nov. 24, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 19,034,973.87
Fee Rate	0.01381%
Amount of Registration Fee	$ 2,628.73
Offering Note	(1) Calculated as the aggregate maximum purchase price for shares of common stock, based upon the net asset value per share as of October 31, 2025, of $26.89. This amount is based upon the offer to purchase up to 707,883 shares of common stock, par value $0.01 per share, of Crescent Private Credit Income Corp. (2) Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Section 6(b) Filing Fee Rate Advisory for Fiscal Year 2026 dated Aug. 25, 2025.